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                                                                           DRAFT

                                                                November 1, 2006

                           NAVELLIER PERFORMANCE FUNDS

                     THE NAVELLIER MID CAP GROWTH PORTFOLIO
                                 CLASS I SHARES

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2006

FEES (page 5)

Delete the last two lines in the fee table, Redemption Fee and Exchange Fee, and insert the following:

Redemption Fee and Exchange Fee (1) (as % of amount redeemed or exchanged,
   on shares held less than 60 days).......................................   2%

(1) Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. For this purpose, an exchange out of one Portfolio into another Portfolio is considered a redemption of a Portfolio's shares.

DISTRIBUTOR (page 8)

Delete the text under this heading and insert the following:

IFS Fund Distributors, Inc.
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

THREE WAYS TO PLACE ORDERS (page 9)

Delete the first and third bullets under this heading and insert the following as the second bullet:

     - securities dealers having a sales agreement with the Fund's distributor, IFS Fund Distributors, Inc.

EXCHANGING SHARES (page 10)

Delete the last two bullet points under this heading and insert the following:

     - Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. An exchange will be subject to a 2% redemption fee, as a percentage of the amount redeemed, on shares held less than 60 days.

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REDEMPTION FEE (page 11)

Delete the fifth bullet point on page 12 under this heading and insert the following:

     - The redemption fee does not apply in the event of any involuntary redemption, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of the Portfolio by the Board of Trustees.

POLICIES TO PREVENT MARKET TIMING (page 14)

Delete the last sentence of the second paragraph under this heading and insert the following:

Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than 60 days and providing the Fund discretion to reject an exchange, at any time, for any reason.

BACK COVER

Delete the line "c/o Navellier Securities Corp."